UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101) INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION
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NitroMed, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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This filing consists of the following press release issued by NitroMed, Inc. on January 20, 2009, stating that NitroMed’s board of directors adjourned the company’s special meeting of stockholders, scheduled for January 20, 2009, to approve the sale of substantially all of NitroMed’s assets to JHP Pharmaceuticals, LLC, until January 27, 2009 at 10:00 a.m. at the offices of Wilmer Hale, 60 State Street, Boston, Massachusetts.  NitroMed also said in the press release that Deerfield Management had revised its previously disclosed offer to acquire NitroMed from $.75 per share to an offer that NitroMed estimates at approximately $.80 per share, subject to adjustment for NitroMed’s net cash balances at closing.  NitroMed reported that it is currently engaged in discussions regarding the Deerfield proposal, subject to the obligations under NitroMed’s agreements with JHP Pharmaceuticals, LLC and Archemix Corp.

NITROMED, INC. 45 HAYDEN AVENUE, SUITE 3000 LEXINGTON, MA 02421 t. 781.266.4000 f. 781.274.8080 www.nitromed.com

NitroMed Special Meeting of Stockholders Further Adjourned Today to Consider Higher Bid From
Deerfield Management

LEXINGTON, MA—(January 20, 2009) —The board of directors of NitroMed, Inc. (NASDAQ: NTMD) further adjourned its special meeting of stockholders, scheduled to be reconvened today to approve the sale of substantially all of NitroMed’s assets to JHP Pharmaceuticals, LLC, until January 27, 2009 at 10:00 a.m. at the offices of WilmerHale, 60 State Street, Boston, Massachusetts.

NitroMed said that Deerfield Management had revised its previously disclosed offer to acquire NitroMed from an offer that Deerfield estimated would be for at least $.75 per share to an offer that NitroMed estimates at approximately $.80 per share, subject to adjustment for NitroMed’s net cash balances at closing.  NitroMed is currently engaged in discussions regarding the Deerfield proposal, subject to the obligations under NitroMed’s agreements with JHP Pharmaceuticals, LLC and Archemix Corp.  There can be no assurance that NitroMed and Deerfield will reach any agreement as to any alternative proposal to the previously announced transactions with JHP Pharmaceuticals, LLC and Archemix Corp.

About NitroMed

NitroMed of Lexington, Massachusetts is the maker of BiDil (isosorbide dinitrate/hydralazine hydrochloride), an orally administered medicine available in the United States for the treatment of heart failure in self-identified black patients. In this population, BiDil is indicated as an adjunct to current standard therapies such as angiotensin converting enzyme (ACE) inhibitors and beta blockers. There is little experience in patients with New York Heart Association Class IV heart failure. BiDil was approved by the U.S. Food and Drug Administration, primarily on the basis of efficacy data from the company’s landmark A-HeFT (African American Heart Failure Trial) clinical trial. For full prescribing information, visit: www.BiDil.com.

On October 22, 2008, NitroMed entered into a purchase and sale agreement with JHP Pharmaceuticals, LLC, a privately held specialty pharmaceutical company, pursuant to which NitroMed has agreed to sell to JHP Pharmaceuticals substantially all of the assets related to NitroMed’s BiDil and BiDil XR drug business. The sale of the BiDil and BiDil XR drug business is subject to NitroMed stockholder approval and other customary closing conditions. On November 18, 2008, NitroMed and Archemix Corp., a privately-held biopharmaceutical company, entered into a merger agreement, pursuant to which Archemix has agreed to merge with NitroMed in an all-stock transaction. The merger is subject to approval by Archemix’s and NitroMed’s stockholders, consummation of the sale of NitroMed’s BiDil and BiDil XR drug business and other customary closing conditions.

Important Additional Information Has Been Filed with the SEC

NitroMed has filed with the SEC and mailed to its stockholders a definitive proxy statement in connection with the proposed sale of its BiDil and BiDil XR drug business to JHP Pharmaceuticals, LLC. The proxy statement contains important information about NitroMed, the proposed sale of the BiDil and BiDil XR drug business and related matters. In addition, in connection with NitroMed’s proposed merger with Archemix, NitroMed has filed with the SEC a Registration Statement on Form S-4 containing a joint proxy

statement/prospectus.   Assuming such Registration Statement is declared effective by the SEC, the joint proxy statement/prospectus will be mailed to stockholders of NitroMed and Archemix. The joint proxy statement/prospectus will contain important information about NitroMed, Archemix, the transaction and related matters. Investors and security holders of NitroMed and Archemix are urged to read carefully both the definitive proxy statement relating to the proposed sale of the BiDil and BiDil XR drug business and the joint proxy statement/prospectus relating to the merger (when it is available).

Investors and security holders of NitroMed can obtain free copies of the proxy statement for the proposed sale of the BiDil and BiDil XR drug business and the joint proxy statement/prospectus for the proposed merger (when it is available), and other documents filed with the SEC by NitroMed through the website maintained by the SEC at www.sec.gov. In addition, investors and security holders of NitroMed can obtain free copies of the proxy statement for the proposed sale of the BiDil and BiDil XR drug business and the joint proxy statement/prospectus for the proposed merger (when it is available) by contacting NitroMed, Inc., Attn: Secretary, 45 Hayden Avenue, Suite 3000, Lexington, MA 02421. Investors and security holders of Archemix will be able to obtain free copies of the joint proxy statement/prospectus for the merger (when it is available) by contacting Archemix Corp., Attn: Secretary, 300 Third Street, Cambridge, MA 02142.

NitroMed, and its directors and executive officers, may be deemed to be participants in the solicitation of proxies in respect of the transactions contemplated by the purchase and sale agreement with JHP Pharmaceuticals relating to the sale of the BiDil and BiDil XR drug business, and NitroMed and Archemix, and their respective directors and executive officers, may be deemed to be participants in the solicitation of proxies in respect of the transactions contemplated by the merger agreement with Archemix. Information regarding NitroMed’s directors and executive officers is contained in NitroMed’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007 and its proxy statement dated April 16, 2008, both of which are filed with the SEC, and in NitroMed’s definitive proxy statement relating to the proposed sale of the BiDil and BiDil XR drug business, which was filed with the SEC on December 15, 2008. As of November 30, 2008, NitroMed’s directors and executive officers, and funds affiliated with such individuals, owned approximately 33% of NitroMed’s common stock. A more complete description of the interests of NitroMed’s directors and officers is available in the proxy statement relating to the sale of the BiDil and BiDil XR drug business. In addition, information regarding Archemix’s directors and officers and a more complete description of the interests of NitroMed’s directors and officers will be available in the joint proxy statement/prospectus relating to the merger.

Cautionary Note Regarding Forward Looking Statements

Statements in this press release regarding discussions between NitroMed and Deerfield, the proposed sale of NitroMed’s BiDil and BiDil XR drug business to JHP Pharmaceuticals and the proposed merger between NitroMed and Archemix, and any other statement about NitroMed’s management team’s future expectations, beliefs, goals, plans or prospects, constitute forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. Any statements that are not statements of historical fact (including statements containing the words “believes,” “plans,” “could,” “anticipates,” “expects,” “estimates,” “plans,” “should,” “target,” “will,” “would” and similar expressions) should also be considered to be forward-looking statements. There are a number of important factors that could cause actual results or events to differ materially from those indicated by such forward-looking statements, including: the risk that NitroMed and Deerfield do not reach any agreement relating to a potential acquisition of NitroMed by Deerfield, NitroMed is unable to complete the sale of its BiDil and BiDil XR drug business, which is a condition to the closing of the merger with Archemix; the risk that NitroMed and Archemix may not be able to complete the proposed merger; and other risks and uncertainties more fully described in NitroMed’s proxy statement relating to the proposed asset sale, its Annual Report on Form 10-K for the year ended December 31, 2007 and its Quarterly Report on Form 10-Q for the quarter ended September 30, 2008, each as filed with the SEC, as well as the other filings that NitroMed makes with the SEC. Investors and stockholders are also urged to read carefully the risk factors set forth in the definitive proxy statement for the proposed sale of the BiDil and BiDil XR drug business and the joint proxy statement/prospectus for the proposed merger (when it is available).

In addition, the statements in this press release reflect NitroMed’s expectations and beliefs as of the date of this release. NitroMed anticipates that subsequent events and developments will cause its expectations and beliefs to change. However, while NitroMed may elect to update these forward-looking statements publicly at some point in the future, it specifically disclaims any obligation to do so, whether as a result of new information, future events or otherwise. These forward-looking statements should not be relied upon as representing NitroMed’s views as of any date after the date of this release.

CONTACT:

NitroMed, Inc.

Jane A. Kramer, 781-266-4220

Cell: 781-640-8499

IMPORTANT ADDITIONAL INFORMATION AND WHERE TO FIND IT

NitroMed has filed with the SEC and mailed to its stockholders a definitive proxy statement in connection with the proposed sale of its BiDil® and BiDil XR™ drug business to JHP Pharmaceuticals, LLC.  The definitive proxy statement contains important information about NitroMed, the proposed sale of the BiDil and BiDil XR drug business and related matters.  In addition, in connection with NitroMed’s proposed merger with Archemix Corp., NitroMed has filed with the SEC a Registration Statement on Form S-4 containing a joint proxy statement/prospectus.  Assuming the Form S-4 is declared effective by the SEC, the joint proxy statement/prospectus will be mailed to stockholders of NitroMed and Archemix. The joint proxy statement/prospectus will contain important information about NitroMed, Archemix, the transaction and related matters.  Investors and security holders of NitroMed and Archemix are urged to read carefully both the definitive proxy statement relating to the proposed sale of the BiDil and BiDil XR drug business and the joint proxy statement/prospectus relating to the merger (when it is available).

Investors and security holders of NitroMed are able to obtain free copies of the definitive proxy statement for the proposed sale of the BiDil and BiDil XR drug business and the joint proxy statement/prospectus for the proposed merger (when it is available), and other documents filed with the SEC by NitroMed through the website maintained by the SEC at www.sec.gov.  In addition, investors and security holders of NitroMed are  able to obtain free copies of the definitive proxy statement for the proposed sale of the BiDil and BiDil XR drug business and the joint proxy statement/prospectus for the proposed merger (when it is available) by contacting NitroMed, Inc., Attn: Secretary, 45 Hayden Avenue, Suite 3000, Lexington, MA 02421.  Investors and security holders of Archemix will be able to obtain free copies of the joint proxy statement/prospectus for the merger (when it is available) by contacting Archemix Corp., Attn: Secretary, 300 Third Street, Cambridge, MA 02142.

NitroMed, and its directors and executive officers, may be deemed to be participants in the solicitation of proxies in respect of the transactions contemplated by the purchase and sale agreement with JHP Pharmaceuticals relating to the sale of the BiDil and BiDil XR drug business, and NitroMed and Archemix, and their respective directors and executive officers, may be deemed to be participants in the solicitation of proxies in respect of the transactions contemplated by the merger agreement with Archemix.  Information regarding NitroMed’s directors and executive officers is contained in NitroMed’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007 and its proxy statement dated April 16, 2008, which are filed with the SEC, and in NitroMed’s definitive proxy statement relating to the proposed sale of the BiDil and BiDil XR drug business, which was filed with the SEC on December 15, 2008.  As of November 30, 2008, NitroMed’s directors and executive officers, and funds affiliated with such individuals, owned approximately 33% of NitroMed’s common stock.  A more complete description of the interests of NitroMed’s directors and officers is available in the definitive proxy statement relating to the sale of the BiDil and BiDil XR drug business.  In addition, information regarding Archemix’s directors and officers and a more complete description of the interests of NitroMed’s directors and officers will be available in the joint proxy statement/prospectus relating to the merger.

SAFE HARBOR FOR FORWARD-LOOKING STATEMENTS

Statements in this document regarding discussions between NitroMed and Deerfield,  the proposed sale of NitroMed’s BiDil and BiDil XR drug business to JHP Pharmaceuticals and the proposed merger between NitroMed and Archemix, and any other statement about NitroMed’s management team’s future expectations, beliefs, goals, plans or prospects, constitute forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995.  Any statements that are not statements of historical fact (including statements containing the words “believes,” “plans,” “could,” “anticipates,” “expects,” “estimates,” “plans,” “should,” “target,” “will,” “would” and similar expressions) should also be considered to be forward-looking statements.  There are a number of important factors that could cause actual results or events to differ materially from those indicated by such forward-looking statements, including: the risk that NitroMed and Deerfield do not reach any agreement relating to a potential acquisition of NitroMed by Deerfield, the risk that NitroMed is unable to complete the sale of its BiDil and BiDil XR drug business, which is a condition to the closing of the merger with Archemix; the risk that NitroMed and Archemix may not be able to complete the proposed merger; and other risks and uncertainties more fully described in NitroMed’s Annual Report on Form 10-K for the year ended December 31, 2007 and its Quarterly Report on Form 10-Q for the quarter ended September 30, 2008, each as filed with the SEC, as well as the other filings that NitroMed makes with the SEC.  Investors and stockholders are also urged to read carefully the risk factors set forth in the proxy statement relating to the sale of the BiDil and BiDil XR business to JHP Pharmaceuticals and set forth in the Registration Statement and the joint proxy statement/prospectus relating to the proposed merger of NitroMed and Archemix (when it is available).

In addition, the statements in this document reflect NitroMed’s expectations and beliefs as of the date of this document.  NitroMed anticipates that subsequent events and developments will cause its expectations and beliefs to change.  However, while NitroMed may elect to update these forward-looking statements publicly at some point in the future, it specifically disclaims any obligation to do so, whether as a result of new information, future events or otherwise.  These forward-looking statements should not be relied upon as representing NitroMed’s views as of any date after the date of this document.